SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 Amendment No.

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]   Preliminary Proxy Statement

[_]   CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
14A-6(E)(2))

[X]   Definitive Proxy Statement

[_]   Definitive Additional Materials

[_]   Soliciting Material Under Rule 14a-12

                   Mercantile Alternative Strategies Fund LLC
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:
___________________________________

(2)   Aggregate number of securities to which transaction applies:
___________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _______________________

(4)   Proposed maximum aggregate value of transaction: ______________________

(5)   Total fee paid: _________________________

[_]   Fee paid previously with preliminary materials.

[_]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid: _____________________

(2)   Form, Schedule or Registration Statement No.: _________________

(3)   Filing Party:_______________________________

(4)   Date Filed: _______________________________

                   MERCANTILE ALTERNATIVE STRATEGIES FUND LLC

                      NOTICE OF SPECIAL MEETING OF MEMBERS

                                                                  June 23, 2004

To the Members of the Mercantile Alternative Strategies Fund LLC

      A Special Meeting of Members (the "Meeting") of the Mercantile Alternative Strategies Fund LLC (the "Company") will be held on August 6, 2004, at 9:00 a.m., at the offices of Mercantile Capital Advisors, Inc., the Company's investment manager ("Mercantile"), Second Floor Board Room, Two Hopkins Plaza, Baltimore, Maryland 21201, to:

(1) Approve or disapprove an Investment Advisory Agreement between the Company, Mercantile and Robeco-Sage Capital Management L.L.C.; and

(2) Transact such other business as may be properly brought before the Meeting or any adjournment of the Meeting.

      The proposal referred to above is discussed in the Proxy Statement attached to this Notice. The Company invites each member of the Company to attend the Meeting in person. Members of record at the close of business on June 15, 2004 have the right to vote at the Meeting. If you cannot be present at the Meeting, we urge you to fill in, sign and promptly return the enclosed proxy so that the Company can hold the Meeting and vote the maximum amount of limited liability interests.


     -----------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

      In order to avoid the additional expense of a second solicitation, we urge you to complete, sign and return promptly the enclosed Proxy regardless of whether you plan to attend the Meeting. The enclosed addressed envelope requires no postage and is intended for your
                                  convenience.

     -----------------------------------------------------------------------







By order of the Board of Directors,

Jennifer E. Vollmer
Secretary

                   MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
                                Two Hopkins Plaza
                            Baltimore, Maryland 21201
                                 1-800-239-0418

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Mercantile Alternative Strategies Fund LLC (the "Company") for use at a Special Meeting of Members (the "Meeting") of the Company to be held at the offices of Mercantile Capital Advisors, Inc., the Company's investment manager ("Mercantile"), Second Floor Board Room, Two Hopkins Plaza, Baltimore, Maryland 21201 on August 6, 2004 at 9:00 a.m.

      The Company expects to solicit proxies primarily by mail. The Company's officers and existing service providers also may solicit proxies by telephone, telegraph, facsimile or personal interview. Mercantile will bear the proxy solicitation costs. The Company will bear the legal costs associated with this proxy statement. Any member giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. The Company expects to distribute this Proxy Statement and the enclosed proxy to the Company's members on or about June 23, 2004.

      A proxy is enclosed for the percentage of ownership interests that you have in the Company. If you return a properly executed proxy to the Company, the Company will vote those interests represented by the proxy at the Meeting in accordance with its stated instructions. Each member is entitled to a number of votes equivalent to such member's percentage of ownership as of the June 15, 2004 record date for the Meeting. A member's percentage of ownership is determined by dividing the balance of the member's capital account by the sum of the capital accounts of all of the members. Members who have tendered all or a portion of their interest in the Company before June 15, 2004 but before the next valuation date are still entitled to vote their entire interest in the Company. If you do not expect to be present in person at the Meeting and wish your percentage of ownership interests to be voted, please complete the proxy and mail it in the enclosed reply envelope.

The Company will furnish, without charge, copies of its Annual Report dated March 31, 2004 to any member upon request. You may obtain the Company's Annual Report by writing to the Company at Two Hopkins Plaza, Baltimore, Maryland 21201 or by calling 1-800-239-0418.

                                 PROPOSAL No. 1

                    APPROVAL OF INVESTMENT ADVISORY AGREEMENT
                   WITH ROBECO-SAGE CAPITAL MANAGEMENT L.L.C.

      Background. At the Meeting, members of the Company will be asked to approve an Investment Advisory Agreement between the Company, Mercantile and Robeco-Sage Capital Management L.L.C. ("Robeco-Sage").

      Mercantile provides investment management services to the Company under an existing Investment Management Agreement (the "Management Agreement") that became effective as of December 31, 2002, and will continue in effect for an initial two-year term. The Management Agreement was approved by the Board on October 28, 2002. The Management Agreement authorizes Mercantile to employ an adviser to assist it in the performance of its responsibilities under the Management Agreement, including any or all of the advisory services under Mercantile's supervision, provided that any fees or compensation payable to such adviser shall be paid by Mercantile.

      Pursuant to such authority, Mercantile appointed Agio Alternative Assets, LLC ("Agio") as the investment adviser to the Company pursuant to an Investment Advisory Agreement dated as of December 31, 2002. The Board approved this Agreement on October 28, 2002. On August 22, 2003, a controlling interest in Agio was acquired by Contego Capital Partners, LLC, which resulted in the assignment of the Investment Advisory Agreement with Agio and, under the Investment Company Act of 1940, as amended (the "1940 Act"), the automatic termination of that Agreement. Concurrent with the change of control, Agio was renamed Contego Alternative Assets, LLC ("Contego").

      At a regular meeting held on August 8, 2003, the Board, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Company (the "Independent Directors"), met in person and voted to approve: (i) an Interim Investment Advisory Agreement between the Company, Mercantile and Contego as the investment adviser to the Company; and (ii) an Investment Advisory Agreement between the Company, Mercantile and Contego (the "Contego Agreement"), subject to approval by the Company's members. The Interim Investment Advisory Agreement took effect on August 22, 2003. The Company's members subsequently approved the Contego Agreement at a special meeting of Company members held on December 19, 2003.

      On March 24, 2004 the Board terminated the Contego Agreement, effective May 24, 2004. The Board's decision to effect this termination was based on the involvement by certain personnel of Contego in the payment of a substantial referral fee to a member of the immediate family of a senior employee of Mercantile. That senior employee had been directly involved in the selection by the Company of Contego and its predecessor, Agio. The senior employee's termination was previously announced by Mercantile Bankshares Corporation, Mercantile's indirect parent ("MBC"), on March 18, 2004.

      At its regular meeting held on May 20, 2004, the Board, including a majority of the Independent Directors, met in person and voted to approve (i) an Interim Investment Advisory Agreement between the Company, Mercantile and Robeco-Sage as the investment adviser to the Company, and (ii) an Investment Advisory Agreement between the Company, Mercantile and Robeco-Sage (the "Robeco-Sage Agreement"), subject to approval by the Company's members. The Interim Investment Advisory Agreement took effect on May 25, 2004 and will remain in effect (unless sooner terminated) until members of the Company either approve or disapprove the Robeco-Sage Agreement or October 22, 2004, whichever is sooner.

      Under the Interim Investment Advisory Agreement, Robeco-Sage provides services to the Company on substantially the same terms and conditions as Contego had under the Contego Agreement. As discussed more fully below, the Robeco-Sage Agreement also contains substantially the same terms and conditions as the Contego Agreement.

      The Board recommends that members of the Company approve the Robeco-Sage Agreement to ensure that Robeco-Sage will continue to serve as the Company's investment adviser. If the Company's members approve the Robeco-Sage Agreement at the Meeting, Robeco-Sage will serve as the Company's investment adviser. If the Company's members do not approve the Robeco-Sage Agreement at the Meeting or at an adjournment of the Meeting, Mercantile will be the sole investment adviser of the Company, in which case Mercantile will consider other alternatives, including the recommendation of one or more other advisers, subject to Board and Company member approval.

      Robeco-Sage Capital Management L.L.C. Robeco-Sage is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and as a "commodity pool operator" with the


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

U.S. Commodity Futures Trading Commission and is a member of the National Futures Association. Robeco-Sage, located at 120 Bloomingdale Road, White Plains, NY 10605, is a wholly-owned subsidiary of Robeco USA, Inc., a Delaware corporation with headquarters located at One New York Plaza, New York, New York 10004. Robeco USA, Inc. is a wholly-owned subsidiary of Robeco Groep, N.V. ("Robeco"), which is headquartered at Coolsingel 120, NL 3011 AG Rotterdam, The Netherlands. As of March 31, 2004, Robeco's total assets under management exceeded 108 billion euros ($133 billion), approximately $500 million of which were managed by Robeco-Sage.

      Robeco is a leading European asset manager that provides discretionary asset management products and services and a complete range of mutual funds to a large number of institutional and retail clients worldwide. Its products include equity funds, fixed income funds, money market funds and alternative products such as private equity funds of funds, hedge funds of funds and structured finance vehicles. Robeco has offices in France, Belgium, Luxembourg, Switzerland, Germany, Spain, the UK, New York (Robeco USA, Inc.) and Toledo, Ohio (Harbor Capital Advisors).

      Robeco is part of the Rabobank Group. Founded as a cooperative of Dutch agricultural banks, Rabobank Group has about 375 member banks and several subsidiaries focusing on the food and agribusiness industry. The cooperative's global investment banking arm, Rabobank International, has approximately 140 branches in 35 countries. Rabobank is headquartered at Croeselaan 18, 3521 CB Utrect, The Netherlands.

      Robeco-Sage's Key Investment Personnel. Robeco-Sage was founded in 1994 by a group of former general partners of Goldman Sachs. The day-to-day management of the Company's portfolio will be the responsibility of Robeco-Sage's Strategy Selection and Allocation Committee and its Manager Selection Committee. The Strategy Selection and Allocation Committee is comprised of Robert A. Friedman, Ronald S. Tauber, Peter A. Levy and Anne B. Farrell. The Manager Selection Committee is comprised of, in addition to Mr. Levy, Mr. Tauber and Ms. Farrell, Paul S. Platkin and Bram Schreurs.

      Robert A. Friedman, Senior Chairman of Robeco-Sage since 1994, served as Chief Financial Officer of Goldman Sachs and partner in charge of Goldman Sachs Asset Management. He was responsible for the management of risk worldwide as a member of the Management Committee. Mr. Friedman began his career with Coopers & Lybrand before joining Goldman, Sachs & Co. in 1968. He graduated in 1962 from CCNY with a degree in Electrical Engineering and in 1967 with an MBA from Baruch College. He also has an MA in American Studies from Columbia University. He is on the investment committees of Baruch College and the Hospital For Special Surgery and previously served on the investment committees for Colby College, Adelphi University, and the Greater NY Councils, Boy Scouts of America.

      Ronald S. Tauber, Chief Executive Officer of Robeco-Sage since 1996, Senior Managing Director, was a General Partner of Goldman Sachs from 1981 to 1988 and until 1987 was Chief Operating Officer of its J. Aron (commodity) division. J. Aron & Co., where Mr. Tauber was Senior Vice President, was a privately held firm until its acquisition by Goldman Sachs in 1981. Mr. Tauber left Goldman Sachs in 1988 to become Chief Executive Officer of Rayner & Stonington. He was associated with that firm and its subsequent parent company until 1996. Mr. Tauber graduated from Brooklyn College with a BA in 1965 and from Harvard Law School with an LLB in 1968. He clerked for two years in the US District Court. He then joined Stroock & Stroock & Lavan and became a partner in 1977.

      Peter A. Levy, Senior Managing Director of Robeco-Sage since 1994, was made a General Partner of Goldman Sachs in 1968 and represented the firm on the floor of the New York Stock Exchange ("NYSE"). In addition to heading up floor operations, his primary role was to trade the firm's proprietary equity positions. Mr. Levy trained in the Arbitrage Department of Goldman and in 1961 became a



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

member of the NYSE. Mr. Levy is a graduate of the University of Pennsylvania with a BS in Economics and has personally invested in hedge funds for over forty years.

      Anne Brown Farrell, Managing Director of Robeco-Sage since 1995, joined Goldman Sachs in 1973 and served as Vice President in the Fixed Income Division until 1983. She then founded Goldman's futures & options business in Dallas. In 1987 she assumed responsibilities for recruiting and training in the Fixed Income Division. In 1990 she moved to the Trading Department. She retired from Goldman Sachs in 1994. Ms. Farrell graduated with a BA from Trinity College in 1971 and an MBA from University of Pennsylvania, Wharton School of Business in 1973.

      Paul S. Platkin, CFA, Chief Investment Officer, Managing Director, joined Robeco-Sage in 2003 as the Firm's Chief Investment Officer. Prior to Robeco-Sage, Mr. Platkin spent 9 years at General Motors Corporation, most recently as General Director of the Absolute Return Strategies Unit of GM Asset Management. Prior to that, he was a Director and Portfolio Manager at GM Asset Management. Additional affiliations include 3 years as an investment banking associate at EFC Group and 3 years as a staff consultant at Arthur Andersen & Co. Mr. Platkin holds a BSBA from Georgetown University and an MBA in Finance/International Business from Columbia University.

      Bram M. R. Schreurs, Risk Manager of Robeco-Sage since 2002, began his career in 1995 in quantitative research focusing on risk assessment as it relates to interest rate risk and option trading within Robeco and Rabobank. He then held a senior risk management position at Robeco (1998). Following his tenure at Robeco, he was responsible for the risk management structure for the traditional and hedge fund products of Weiss, Peck & Greer (2001). He joined Robeco-Sage in 2002. Mr. Schreurs holds a M.Sc. degree in econometrics from Rotterdam's Erasmus University.

      Robeco-Sage's Investment Process. In selecting investment vehicles for the Company, Robeco-Sage first conducts an extensive review and analysis of all of the prospective manager's materials, documents, historical performance and risk exposure data.

      A second important aspect of Robeco-Sage's risk management and due diligence involves onsite manager contact. Robeco-Sage believes that an understanding and evaluation of a manager's investment practices, operational infrastructure and risk management initiatives is an important step in risk mitigation, and is best accomplished by visiting a manager onsite. Observing portfolio managers, research analysts, traders, and operational personnel at work, in Robeco-Sage's view, provides important insights as to the real business risk, investment risk, and strategy risk inherent in a fund.

      Third, Robeco-Sage performs extensive reference and background checks on prospective managers, with the goal of both verification of prior history as well as a more qualitative sense of a manager's industry standing, reputation, skill set and business acumen.

      Once invested, Robeco-Sage's ongoing monitoring plays a critical role at both the individual manager and portfolio levels. Among other factors, Robeco-Sage continuously monitors the following: relative performance versus specified peer groups and appropriate benchmarks; changes in investment process/strategy; performance attribution analysis; adherence to stated risk management policies; changes in portfolio risk profile; overall fund aggressiveness; concentration; liquidity; current portfolio positioning; and relative positioning versus other hedge fund investments. Robeco-Sage also monitors key personnel turnover; access to key investment and operational personnel; changes in terms of fund investments (fees, lock-ups, liquidity); adherence to stated business goals/objectives; analysis of financial statements; and review of all regulatory filings.

      Robeco-Sage requires each of its underlying managers to provide some form of written risk exposure report on a monthly basis and conducts frequent telephone and face-to-face meetings with these managers.

      Similarly-Managed Investment Product. Robeco-Sage also manages Robeco-Sage Triton Fund, LLC, an SEC-registered closed-end fund of hedge funds. This fund seeks to achieve long term capital appreciation while attempting to reduce risk and volatility by investing primarily in foreign private investment funds, joint ventures, investment companies, and other similar investment vehicles that are managed by a select group of portfolio managers that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. Robeco-Sage receives an advisory fee for managing this fund at an annual rate equal to 1.50% of the fund's average daily net assets. Robeco-Sage has contractually agreed to reduce its compensation for this fund (or rebate amounts already paid) to maintain the fund's net annual expenses at 2.25% of the fund's average daily net assets. As of May 1, 2004, this fund had approximately $24 million in assets.

      Member Approval. If members of the Company approve the Robeco-Sage Agreement at the Meeting, Robeco-Sage will continue to serve as the Company's investment adviser. If members of the Company do not approve the Robeco-Sage Agreement at the Meeting, Mercantile will manage the Company while considering other alternatives, including the recommendation of other investment advisers.

      Terms and Conditions of the Robeco-Sage Agreement. A copy of the Robeco-Sage Agreement is attached to this Proxy Statement as Exhibit A, which qualifies in its entirety the following description of the Agreement.

      The Robeco-Sage Agreement provides that Robeco-Sage is responsible, subject to the supervision of Mercantile and the Board, to provide a continuing investment program for the Company, including research and management for all of the Company's securities, investments and cash. Robeco-Sage makes all decisions regarding the Company's purchases and withdrawals of interests in investment funds.

      Mercantile will pay Robeco-Sage an annual fee of 0.625% of the Company's average daily net assets for its services under the Agreement. Mercantile will also pay Robeco-Sage one-half of any incentive fee paid by the Company to Mercantile at the end of each fiscal year. The incentive fee is equal to 10% of each member's net profits for such incentive period in excess of such member's loss carryforward amount, which commences at zero and is increased or reduced each incentive period by the net losses or net profits, respectively, allocated to a member's capital account for such incentive period. The advisory and incentive fees payable to Robeco-Sage are Mercantile's sole responsibility and do not represent any additional expense to the Company.

      Under the Robeco-Sage Agreement, Robeco-Sage also will be reimbursed by the Company for certain out-of-pocket expenses relating to services provided to the Company. Robeco-Sage will provide to the Company, or will arrange at its expense to be provided to the Company, management and administrative services, which are not considered out-of-pocket expenses, such as office facilities, equipment, personnel and other services. These provisions are identical to comparable provisions in the Contego Agreement.

      The Robeco-Sage Agreement also provides that Robeco-Sage will: (a) discharge its duties subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the Company's private placement memorandum, as the same may be amended or supplemented from time to time, and applicable laws and regulations, including the 1940 Act; (b) maintain all books and records relating to the investment transactions of the Company and furnish

Mercantile and the Board with such periodic and special reports as requested; and (c) attend regular business and investment-related meetings of the Board, as requested.

      Under the Robeco-Sage Agreement, Robeco-Sage is not liable to the Company or any Company member for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, providing services under the Investment Advisory Agreement, including any losses sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Company. Robeco-Sage may be liable, however, for losses arising out of its willful misfeasance, bad faith, or gross negligence of its obligations and duties under the Investment Advisory Agreement or losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Robeco-Sage does not represent that any level of performance will be achieved. The Agreement also provides for indemnification, to the fullest extent permitted by law, by the Company of Robeco-Sage, or any officer, director, partner, principal, employee or agent of, or any person who controls, is controlled by, or is under common control with Robeco-Sage, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Company, so long as the liability or expense is not incurred by reason of the Robeco-Sage's willful malfeasance, bad faith or gross negligence of duty.

      The Robeco-Sage Agreement will become effective on the date of its approval by the Company's members and will continue in effect for a period of two years. After that date, if the Agreement is not terminated, it will remain in full force and effect for successive twelve-month periods, provided that such continuance is approved at least annually by (i) the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval; and (ii) the Board or the vote of a majority of the outstanding percentage of ownership interests of the Company. No amendment to the Agreement requiring member approval under the 1940 Act will be effective until the Company's members approve the amendment.

      The Robeco-Sage Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act). On 60 days' written notice, the Company (by a vote of the Board or a majority of its outstanding percentage of ownership interests) or Robeco-Sage may terminate the Agreement without penalty.

      Differences between the Contego and the Robeco-Sage Agreements. In addition to the dates of execution and the names of the relevant advisers, the primary difference between the Contego Agreement and the Robeco-Sage Agreements is that Mercantile would pay Robeco-Sage the full advisory and incentive fees to which Robeco-Sage was entitled, regardless of whether Mercantile had waived any of its management or incentive fees. By contrast, the Contego Agreement was silent on this issue. Under the Contego Agreement, Mercantile could have reduced its payments to Contego based on Mercantile's fee waivers, although Mercantile had not actually done so during Contego's tenure.

      Board Evaluation of the Investment Advisory Agreement. In reaching its decision to approve the Robeco-Sage Agreement and to submit the Agreement to members of the Company for approval, the Board requested information from Robeco-Sage that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel to the Company and legal counsel to the Independent Directors with respect to its deliberations. The following is a discussion of all of the material factors that the Board considered in approving the Robeco-Sage Agreement.

      In considering the Robeco-Sage Agreement and the fairness and reasonableness of the compensation to be paid to Robeco-Sage, the Board considered numerous factors, including the nature,



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

extent and quality of the services that Robeco-Sage will provide to the Company and the fact that the fee structure and expenses would remain the same as under the Contego Agreement. In addition, the Board considered the investment and business operations capabilities of Robeco-Sage, as well as the financial soundness of Robeco-Sage and its affiliates. The Board also considered the fact that the Robeco-Sage Agreement contains the same material terms and conditions as the Contego Agreement.

      The Board considered each of these factors to be of material importance in its recommendation of the Robeco-Sage Agreement. The Board concluded that Robeco-Sage's expertise in managing similar investment programs and the financial soundness of Robeco-Sage and its affiliates qualified Robeco-Sage to serve as the Company's investment adviser. The Board also concluded that the substantial similarity of contract terms and conditions between the Robeco-Sage and the Contego Agreements would ensure the continuity of the legal relationship between MCA and the Company's investment adviser.

      Based on its consideration, analysis and evaluation of the above factors and other information that it deemed to be relevant, the Board concluded that the approval of the Investment Advisory Agreement between the Company, Mercantile and Robeco-Sage was in the best interests of the Company and its members.

      For certain other information pertinent to these proposals, see "Voting Information," "Additional Information" and "Other Matters."

      Required Vote. The approval of the Robeco-Sage Agreement requires the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined by the 1940 Act) of the Company, which means the lesser of (a) the holders of 67% or more of the percentage of ownership interests of the Company present at the Meeting if the holders of more than 50% of the outstanding percentage of ownership interests of the Company are present in person or by proxy; or (b) more than 50% of the outstanding percentage of ownership interests of the Company.

           The Board recommends that members of the Company vote "FOR" the approval of the Robeco-Sage Agreement.

                               VOTING INFORMATION

      Record Date. Only members of record at the close of business on June 15, 2004 (the "Record Date") will be entitled to vote at the Meeting and at any adjournment thereof. Each member of record has the right to cast a number of votes based on the value of the member's investment percentage in the Company. On that date, there were 48,272,881.52 ownership interests of the Company outstanding and entitled to be voted at the Meeting and at any adjournment thereof.

      Quorum. The presence in person or by proxy of the holders of at least a majority of all the votes that the Company's members are entitled to cast at the Meeting will constitute a quorum for the Company. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as ownership interests that are present at the Meeting but not voted. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of Proposal No. 1.

      If a quorum is not present at the Meeting or at any adjournment of the Meeting, or if a quorum is present at the Meeting but the Company does not receive sufficient votes to approve Proposal No. 1, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the



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

Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR Proposal No. 1 in favor of such adjournments, and will vote those proxies required to be voted AGAINST Proposal No. 1 against any such adjournments.

      Other Member Information. Mercantile's indirect parent company, Mercantile Bankshares Corporation ("MBC") is a financial holding company regulated by the Federal Reserve under the Bank Holding Company Act. MBC was the organizational member of the Company and invested $25 million in the Company. As of the Record Date, MBC will vote 53.78% of such ownership interests in the Company. Mercantile also invested in the Company and as of the Record Date, will vote 0.23% of such ownership interests in the Company. Both MBC and Mercantile have informed that Company that they will vote their ownership interests in the Company For or Against Proposal No. 1 in the same proportion as the votes cast by the Company's other members.

      Mercantile's parent company, Mercantile-Safe Deposit & Trust Company ("MSD&T"), may be deemed to be the beneficial owner, for purposes of the federal securities laws, because MSD&T possesses sole or shared voting power for such ownership interests in the Company. As of the Record Date, MSD&T may vote up to 32.72% of such ownership interests in the Company. MSD&T does not, however, have any economic interest in such shares, which are held solely for the benefit of its customers. MSD&T has notified the Company that it will waive its right to vote these ownership interests and forward the proxy directly to its customers, except in cases where MSD&T is the sole trustee of the customer's ownership interests. MSD&T has advised the Company that it intends to vote the ownership interests in the Company over which it has retained voting power in a manner that is consistent with its fiduciary responsibilities.

      To the Company's knowledge, at the Record Date no other person possessed sole or shared voting or investment power with respect to 5% or more of any of the outstanding interests of the Company. As of the Record Date, the Directors and officers of the Company, as a group, did not own any of the outstanding interests of the Company.

                             ADDITIONAL INFORMATION

      Information About Mercantile. Mercantile's principal offices are located at Two Hopkins Plaza, Baltimore, Maryland 21201. Mercantile is a wholly owned subsidiary of MSD&T which, in turn, is wholly owned by MBC. As of April 30, 2004, Depository Trust & Clearing Corporation, 55 Water Street, New York, New York 10004, owned of record more than 10% of the issued and outstanding common stock of MBC. To the Company's knowledge, no other person owns beneficially or of record 10% or more of any class of issued and outstanding voting securities of MBC.

      The Company's Investment Management Agreement with Mercantile permits Mercantile to act as investment adviser to one or more other investment companies and to fiduciary and other managed accounts. As of April 30, 2004, Mercantile managed approximately $3.6 billion of investment company assets.

      Decatur H. Miller, a member of the Board, serves as co-trustee of a trust of which MSD&T is also a co-trustee. Any transactions by Directors involving securities of Mercantile or its parents or subsidiaries since the beginning of the Company's fiscal year ended March 31, 2004 did not exceed 1% of the outstanding securities of any class of such securities.

      Under its Investment Management Agreement with Mercantile, the Company pays Mercantile an annual advisory fee of 1.25% of the Company's average daily net assets. For the fiscal year ended March 31, 2004, the Company paid Mercantile $497,891 (1.01% of the Company's average daily net assets) in advisory fees and $395,301 (0.80%) in incentive fees. From these amounts, Mercantile paid an aggregate $248,946 in advisory fees and $197,651 in incentive fees to Contego and its predecessor, Agio.

      The following table shows the name, position with Mercantile and principal occupation of the chief executive officer and each director of Mercantile as of May 31, 2004. Each individual's address is Two Hopkins Plaza, Baltimore, Maryland 21201.

----------------------------------------------------------------------------
Name                     Position with Mercantile  Principal Occupation
----------------------------------------------------------------------------
Kevin McCreadie          Director, President and   CEO and Chief Investment
                         Chairman                  Officer of MSD&T
                                                   Investment and Wealth
                                                   Management Division
----------------------------------------------------------------------------
J. Marshall Reid         Director                  President and Chief
                                                   Operating Officer of
                                                   MSD&T
----------------------------------------------------------------------------
David Meyer              Director                  Chief Operating Officer
                                                   of MSD&T Investment and
                                                   Wealth Management Division
----------------------------------------------------------------------------
Michael Paese            Director                  Chief Administrative Officer
                                                   of MBC
----------------------------------------------------------------------------

      Information About Robeco-Sage. The following table lists the name and principal occupation of the principal executive officers of Robeco-Sage as of May 31, 2004. Each individual's address is 120 Bloomingdale Road, White Plains, NY 10605.

----------------------------------------------------------------------------
Name                     Position with Robeco-Sage    Principal Occupation
----------------------------------------------------------------------------
Robert A. Friedman       Senior Chairman              Senior Chairman
----------------------------------------------------------------------------
Ronald S. Tauber         Chief Executive Officer      Chief Executive Officer
                         and Senior Managing
                         Director
----------------------------------------------------------------------------
Peter A. Levy            Senior Managing Director     Senior Managing Director
----------------------------------------------------------------------------
Anne B. Farrell          Managing Director            Managing Director
----------------------------------------------------------------------------
Paul S. Platkin, CFA     Chief Investment Officer     Chief Investment Officer
                         and Managing Director
----------------------------------------------------------------------------
Mario S. Lotufo          Managing Director            Client Service
----------------------------------------------------------------------------
Timothy J. Stewart       Managing Director            Head of Operations
----------------------------------------------------------------------------

      In connection with its selection by the Company and Mercantile to serve as the Company's investment adviser, Robeco-Sage, pursuant to a solicitation agreement with C.P. Eaton & Associates ("Eaton") will pay a one-time fee to Eaton equal to 0.75% of the Company's assets measured as of the date that Robeco assumed management of the Company's assets.

      Payments to Affiliates. Mercantile, with principal offices located at Two Hopkins Plaza, Baltimore, Maryland 21201, serves as administrator to the Company under a separate contract. For its services as administrator, Mercantile receives fees from the Company, computed daily and payable monthly, calculated at the annual rate of 0.70% of the Company's aggregate average daily net assets. For the fiscal year ended March 31, 2004, Mercantile received administrative fees (net of voluntary waivers) of $79,016 (0.16% of average daily net assets of the Company). The Company expects that Mercantile will continue to provide administrative services to the Company after the Meeting.

      Affiliated Brokers. During the fiscal year ended March 31, 2004, the Company did not pay any commissions to affiliated brokers.

      Placement Agent. The Company's placement agent is Mercantile Investment Services, Inc., an affiliate of BISYS Fund Services, Inc.

                                  OTHER MATTERS

      The Company does not intend to hold Annual Meetings of Members except to the extent that such meetings may be required under the 1940 Act or state law. Members who wish to submit proposals for inclusion in the proxy statement for a subsequent member meeting should send their written proposals to the Company at its principal office within a reasonable time before such meeting.

      No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of members arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Company.

Dated: June 23, 2004

                                    EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT

            AGREEMENT made as of this ______ day of _________, 2004 by and between Mercantile Capital Advisors, Inc., a Maryland corporation, in its role as Manager (the "Manager") of the Mercantile Alternative Strategies Fund LLC, a Delaware limited liability company (the "Company"); and Robeco-Sage Capital Management, L.L.C., a Delaware limited liability company (the "Adviser") and the Company.

            1.    Duties of Adviser.

            (a) The Manager hereby appoints the Adviser to act as investment adviser to the Company, for the period and on the terms set forth in this Agreement, pursuant to the policies set forth in the Company's Private Placement Memorandum and the Investment Management Agreement between the Company and the Manager (the "Management Agreement"), as the Management Agreement may be amended from time to time with notice to the Adviser. The Adviser specifically acknowledges its obligations to follow the policies as set forth in the Company's Private Placement Memorandum and the Management Agreement, provided that the Adviser shall not be obligated to follow any amendment to the policies to the Company or the Management Agreement that increases its obligations, responsibilities or liabilities thereunder until it has received actual notice of such amendment and has agreed thereto in writing. The Manager employs the Adviser to formulate a continuing investment program in accordance with the investment objective and strategies set forth in the Company's Private Placement Memorandum and to manage the investment and reinvestment of the assets of the Company, to review, supervise and administer the investment program of the Company, to determine in its discretion the securities to be purchased or sold and the portion of the Company's assets to be held uninvested, to provide the Manager and the Company with records concerning the Adviser's activities which the Company is required to maintain and upon request, to render reports to the Company's officers and Board of Directors (the "Board") concerning the Adviser's discharge of the foregoing responsibilities. Without limiting the generality of the foregoing, the Adviser is specifically authorized to invest the Company's assets (which may constitute, in the aggregate, all of the Company's assets) in unregistered investment funds or other investment vehicles and registered investment companies ("Investment Funds") which are managed by investment managers ("Investment Managers"). The Adviser shall discharge the foregoing responsibilities subject to the oversight of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the Company's private placement memorandum, as the same may be amended or supplemented from time to time with notice to the Adviser, and applicable laws and regulations.

            (b) Without limiting the forgoing, the Adviser acknowledges its responsibility and agrees to conduct proper due diligence on potential investments in the Investment Funds and their Investment Managers, including, without limitation, reviewing the valuation procedures of each Investment Fund and making a determination that such Investment Fund complies with the valuation procedures adopted by the Company.

            (c) The Adviser shall vote proxies with respect to the Investment Funds or any other portfolio securities in accordance with its Proxy Voting Policies and Procedures, a copy of which has been provided to the Company and the Manager.

            (d) The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

            2.    Portfolio Transactions.

            (a) To the extent applicable, the Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Company and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein.

            (b) The Adviser will promptly communicate to the officers and the Board such information relating to portfolio transactions as they may reasonably request.

            3.    Compensation of the Adviser.

            (a)   For the  services to be rendered by the Adviser as provided in
Section 1 of this Agreement, the Manager shall pay to the Adviser a portion of the management fee (the "Management Fee") received by the Manager from the Company, pursuant to the LLC Agreement, at the end of each quarter. The Management Fee received by the Manager from the Company is equal to 0.3125% (approximately 1.25% on an annualized basis) of the Company's net assets. The Adviser's portion of the Management Fee shall be equal to 50% of 0.3125% (approximately 1.25% on an annualized basis) of the Company's net assets and shall be payable within 15 days of receipt by the Manager of such fee from the Company. The Management Fee will be computed based on the capital account of each member of the Company as of the end of business on the last business day of each quarter in the manner set out in the LLC Agreement.

            (b) The Manager shall also pay to the Adviser an amount equal to 50% of any Incentive Fee (as described in the Company's Private Offering
Memorandum and the investment advisory or management agreement between the Company and the Manager) payable to the Manager at the end of each fiscal year. For these purposes (i.e., determining the portion of the Incentive Fee payable to the Adviser), the Incentive Fee payable to the Manager shall be calculated pursuant to the Incentive Fee formula/rate in effect on the date of this Agreement as is currently set forth in the investment advisory or management agreement between the Manager and the Company. The Incentive Fee shall be due and payable by the Manager within 15 days after it has been received by the Manager at the end of each fiscal year; provided, however, that in the event this Agreement is terminated prior to the end of any fiscal year, the amount payable pursuant to this paragraph shall be determined as if such fiscal year had ended as of the date of such termination.

            (c) Any reduction in the Management Fee or the Incentive Fee payable to the Manager, whether voluntary, as a result of a contractual limitation on expenses, or otherwise, shall not result in any reduction to the amounts payable to the Advisor as set forth in (a) and (b) of this section.

            (d) In addition to its portion of the Management Fee and the Incentive Fee stated above, the Adviser will be reimbursed by the Company for all out-of-pocket expenses relating to services provided to the Company.

            4.    Other Services.

            The Adviser will provide to the Company, or will arrange at its expense to be provided to the Company, such management and administrative services as may be agreed upon from time to time by the Adviser and the Manager.

            5.    Reports.

            The parties agree to furnish to each other any current prospectuses, proxy statements, reports to partners, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request in connection with this Agreement.

            The Adviser shall submit and present to the Board reports of the assets of the Company, the value of such assets, and the performance of the Investment Funds on a quarterly basis. All investment information supplied by the Adviser to the Manager and the Board is confidential and is to be used by the Company for internal purposes only. Upon termination of this Agreement, the Adviser shall promptly, upon demand, return to the Manager all records (or copies of such records) that the Manager reasonably believes are necessary in order to discharge its responsibilities to the Account.

            6.    Basic Business Records.

            The Adviser shall comply with the applicable record-keeping requirements of a registered investment adviser of a registered investment company outlined in the 1940 Act and in the Advisers Act, and as otherwise set forth in Exhibit A.

            7.    Status of Adviser.

            It is understood that Adviser performs investment advisory services for various clients other than the Company. The Company agrees that Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given, or the time or nature of action taken, with respect to the Company, so long as it is Adviser's policy, to the extent practical, to seek to allocate investment opportunities to the Company over a period of time on a fair and equitable basis relative to other clients. Nothing in this Agreement shall be deemed to impose upon Adviser any obligation to purchase or sell for the Company any security or property which Adviser, its principals, affiliates or employees may purchase or sell for its or their own accounts or for the account of any other client, if in the sole discretion of Adviser such transaction or investment appears unsuitable, impractical or undesirable for the Company.

            8.    Custody.

            The assets of the Company shall be held in the custody of a bank, trust company, brokerage firm or other entity in accordance with the 1940 Act. The Company has notified the Adviser as to the identity of the custodian as of the date hereof, and shall notify the Adviser of any subsequent changes in the custodian. The Company shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and the Adviser shall have no responsibility or liability with respect to custody arrangements made by the Company or the acts, omissions or other conduct of the custodian selected by the Company.

            9.    Liability of Adviser.

            In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Company, or to any member of the Company (each, a "Member," and collectively, the "Members"), to the Manager, or to any affiliate of the Manager for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Company. The Adviser does not represent that any level of performance will be achieved.

            10.   Indemnification.

            (a) To the fullest extent permitted by law, the Company and Manager shall, subject to Section 10(c) of this Agreement, indemnify the Adviser (including for this purpose each officer, director, partner, principal, employee or agent of, or any person who controls, is controlled by or is under common control with, the Adviser, and their respective executors, heirs, assigns, successors or other legal representatives) (each such person being referred to as an "indemnitee") against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been Adviser to the Company, or the past or present performance of services to the Company in accordance with this Agreement by the indemnitee, except to the extent that the loss, claim, damage, liability, cost or expense was caused by reason of willful misfeasance, bad faith or gross negligence of the duties involved in the conduct of the indemnitee's office. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. The rights of indemnification provided under this Section are not to be construed so as to provide for indemnification of an indemnitee for any liability (including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent that indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section.

            (b) Expenses, including counsel fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by the Company in advance of the final disposition of any action, suit, investigation or other proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay to the Company amounts paid if a determination is made that indemnification of the expenses is not authorized under Section 10(a) of this Agreement, so long as (i) the indemnitee provides security for the undertaking,
(ii) the Company is insured by or on behalf of the indemnitee against losses arising by reason of the indemnitee's failure to fulfill his, her or its undertaking, or (iii) a majority of the directors (each, a "Director, " and collectively, the "Directors") of the Company who are not "interested persons" (as that term is defined in the 1940 Act) of the Company ("Independent Directors") (excluding any Director who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses under this Agreement) or independent legal counsel in a written opinion determines based on a review of readily available facts (as opposed to a full trial-type inquiry) that reason exists to believe that the indemnitee ultimately shall be entitled to indemnification.

            (c) As to the disposition of any action, suit, investigation or other proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding has been brought, that an indemnitee is liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee's office, indemnification shall be provided in accordance with Section 10(a) of this Agreement if (i) approved as in the best interests of the Company by a majority of the Independent Directors (excluding any Director who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification under this Agreement) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that the indemnitee acted in good faith and in the reasonable belief that the actions were in the best interests of the Company and that the indemnitee is not liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee's office, or (ii) the Directors secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that indemnification would not protect the indemnitee against any liability to the Company or its Members to which the indemnitee would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

            (d) Any indemnification or advancement of expenses made in accordance with this Section shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification or advancement of expenses to be liable to the Company or its Members by reason of willful misfeasance, bad faith or gross negligence. In any suit brought by an indemnitee to enforce a right to indemnification under this Section it shall be a defense that, and in any suit in the name of the Company to recover any indemnification or advancement of expenses made in accordance with this Section the Company shall be entitled to recover the expenses upon a final adjudication from which no further right of appeal may be taken that, the indemnitee has not met the applicable standard of conduct described in this Section. In any suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made in accordance with this Section, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section shall be on the Company (or on any Member acting derivatively or otherwise on behalf of the Company or its Members).

            (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section or to which he, she or it may otherwise be entitled except out of the assets of the Company, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

            (f) The rights of indemnification provided in this Section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section shall affect the power of the Company to purchase and maintain liability insurance on behalf of the Adviser or any indemnitee.

            11.   Duration and Termination.

            This Agreement will become effective as of the date first written above and will continue for an initial two-year term and will continue thereafter so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of the Company. If the Board officially considers terminating this Agreement at any Board meeting, the Company agrees to provide the Adviser with written notice that such matter has been officially considered by the Board. This Agreement may be terminated by the Manager at any time, without the payment of any penalty, by the Manager's recommendation to, and by a vote of a majority of the entire Board or by vote of a majority of the outstanding voting securities of the Company on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 60 days' written notice to the Manager. This Agreement will automatically and immediately terminate in the event of its assignment by the Adviser, provided that an assignment to a successor to all or substantially all of the Adviser's business or to a wholly-owned subsidiary of such successor that does not result in a change of actual control of the Adviser's business shall not be deemed to be an assignment for the purposes of this Agreement.

            12.   Representations of the Company.

            The Company represents, warrants and agrees that:

            (a) The retention of the Adviser by the Company as investment adviser with respect to the investment of all properties held by the Company is authorized by the governing documents relating to the Company.

            (b) The terms of this Agreement do not violate any obligation by which the Company is bound, whether arising by contract, operation of law or otherwise.

            (c) This Agreement has been duly authorized by appropriate action and when executed and delivered will be binding upon the Company in accordance with its terms, and the Company will deliver to the Adviser such evidence of such authority as the Adviser may reasonably require, whether by way of a certified resolution of otherwise.

            (d) The Company shall hold the Adviser harmless from and indemnify the Adviser against any and all liability or loss which the Adviser may incur or suffer, if and to the extent that such liability or loss was caused by the inaccuracy or breach by the Company of any of the provisions set forth in Paragraphs 12(a) through (c) hereof.

            13.   Representations of the Adviser.

            The Adviser represents, warrants and agrees that:

            (a) It is registered as an investment adviser under the Investment Advisers Act of 1940 and will maintain such registration in full force and effect during the term of this Agreement.

            (b) The terms of this Agreement do not violate any obligation by which the Adviser is bound, whether arising by contract, operation of law or otherwise.

            (c) This Agreement has been duly authorized by appropriate action and when executed and delivered will be binding upon the Adviser in accordance with its terms.

            (d) Subject to the terms of Sections 9 and 10 hereof, the Adviser shall hold the Company harmless from and indemnify the Company against any and all liability or loss which the Company may incur or suffer, if and to the extent that such liability or loss was caused by the inaccuracy or breach by the Adviser of any of the provisions set forth in Paragraphs 13(a) through (c) hereof.

            14.   Definitions.

            As used in this Agreement, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and
Section 2(a)(42) of the 1940 Act.

            15.   Amendment of Agreement.

            This Agreement may be amended by mutual consent, but the consent of the Manager must be approved (a) by vote of a majority of those members of the Board of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Company; provided, however, that the vote described in clause (b) shall not be required with respect to any amendment that is intended to clarify a term contained in this Agreement or is otherwise permitted under the 1940 Act without such a vote.

            16.   Severability.

            If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

            17.   Applicable Law.

            This Agreement shall be construed in accordance with the laws of the State of Delaware, provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

            18.   Notices.

            Any notice under this Agreement shall be given in writing and deemed to have been duly given when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

            19.   Counterparts.

            This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

            20.   Form ADV; Company Changes.

            The Manager acknowledges receiving Part II of the Adviser's Form ADV. The Adviser covenants that it will notify the Manager of any changes to its membership within a reasonable time after such change.

            21.   Company Obligations.

            The parties to this Agreement agree that the obligations of the Company under this Agreement shall not be binding upon any of the Directors, Members or any officers, employees or agents, whether past, present or future, of the Company, individually, but are binding only upon the assets and property of the Company.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.


MERCANTILE CAPITAL ADVISORS, INC.


-------------------------------------------
By:      Kevin A. McCreadie
Title:   President


MERCANTILE ALTERNATIVE STRATEGIES FUND LLC


-------------------------------------------
By:      Cornelia H. McKenna
Title:   Vice President


ROBECO-SAGE CAPITAL MANAGEMENT, L.L.C.

-------------------------------------------
By:
Title:

                                    EXHIBIT A

The following is a list of records the Adviser is to keep on behalf of the Company.

1. Basic Business Records. The Adviser will maintain true, accurate, current, and complete copies, where necessary, of each of the following books and records:

a. Originals of all written communications received and copies of all written communications sent by the Adviser relating to: (1) recommendations or advice given or proposed;

b.    A list of all discretionary accounts;

c.    Powers  of  attorney   and  other   evidences   of  the  granting  of  any
discretionary authority;

d. Written agreements (or copies thereof) entered into by the Adviser on behalf of the Company;

e. A copy of each written disclosure statement and amendment or revision given to any person and a record of the dates and persons to whom such statements were given or offered to be given;

f. All written acknowledgments of receipt obtained from advisory clients relating to disclosure of soliciting fees paid by the Adviser and copies of all disclosure statements delivered to advisory clients by such solicitors on behalf of the Company.

2. Records for Investment Supervisory Accounts. The Adviser must maintain a record for the Company, showing each Interest bought or sold and the date, amount, and price of each purchase and sale. The Adviser must also maintain a record, by Investment Fund, for each investment in which the Company has a current position, the type of interest and the amount of the Company's current position. These records need to be maintained and be true, accurate, current, and complete only to the extent that this information is reasonably available to, or obtainable by, the Adviser.

3.    Records pursuant to the Company's Code of Ethics.

a. A record of any violation of the Company's Code of Ethics, and any action taken as a result of the violation, in an easily accessible place for at least five years after the end of the fiscal year in which the violation occurs;

b. A copy of each report made by an Access Person as required by Rule 17j-1(f) under the 1940 Act, including any information provided in lieu of the reports under Rule 17j-1(d)(2)(v), in an easily accessible place for at least five years after the end of the fiscal year in which the report is made or the information is provided;

c. A record of all persons, currently or within the past five years, who are or were required to make reports under Rule 17j-1(d) or who are or were responsible for reviewing these reports, in an easily accessible place; and

d. A copy of each report required by Rule 17j-1(c), for at least five years after the end of the fiscal year in which it is made, the first two years in an easily accessible place.

                                  FORM OF PROXY

                    Carefully fold & detach along perforation

                   MERCANTILE ALTERNATIVE STRATEGIES FUND LLC

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS of Mercantile Alternative Strategies Fund LLC (the "Company") for use at a Special Meeting of Members of the Company to be held on August 6, 2004, at the offices of Mercantile Capital Advisors, Inc., the Company's investment manager ("Mercantile"), Second Floor Board Room, Two Hopkins Plaza, Baltimore, Maryland 21201 at 9:00 a.m.

The undersigned hereby appoints Cornelia H. McKenna and Bonnie C. Railey, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments or postponements thereof, all the percentage of ownership interests in the Company held of record by the undersigned on June 15, 2004, the record date for the Special Meeting, upon the following matters and upon ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, IN THEIR DISCRETION:

(1) Proposal to approve an Investment Advisory Agreement between Mercantile, the Company and Robeco-Sage Capital Management L.L.C.

             For                  Against                      Abstain
             [_]                    [_]                          [_]

(2) The undersigned authorizes the proxies to vote, in their discretion, upon such other business as may properly come before the Special Meeting.

Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" EACH PROPOSAL.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

Date: ______________                         Date: ______________
Signature: ________________________________  Signature: ________________________

Please sign exactly as name appears hereon. When limited liability interests are held by joint tenants, both should sign. When signing as attorney or executor, administrator, director or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.